UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 18, 2017

THERAPEUTIC SOLUTIONS INTERNATIONAL, INC.
(Exact Name of Registrant as Specified in its Charter)

Nevada	000-54554	45-1226465
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

4093 Oceanside Boulevard, Suite B
Oceanside, California 92056
(Address of Principal Executive Offices and Zip Code)

(760) 295-7208
(Issuer's telephone number)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

      . Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      . Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      . Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      . Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item  8.01 Other Events.

On March 29, 2017, the United States Patent and Trademark Office (the “USPTO”) accepted U.S. Application No. 62/478498 titled “Activated Leukocyte Extract for Repair of Innate Immunity in Cancer Patient”.

Item  9.01 Financial Statements and Exhibits.

Exhibit Index

(10.1)

Exclusive Patent License Agreement between Therapeutic Solutions International, Inc., and Emvolio, Inc.

(99)

Press release dated May 16, 2017, issued by Therapeutic Solutions International, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 18, 2017

THERAPEUTIC SOLUTIONS INTERNATIONAL, INC.

By: /s/ Timothy Dixon

Timothy Dixon

Chief Executive Officer